Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

On February 10, 2020, the owner of Slinger Bag Ltd (“SBL”), Zehava Tepler, contributed 100% of the equity interests of SBL to Slinger Bag Americas, Inc. (“SBA”), a Delaware corporation under common control, for no consideration (the “Contribution”). SBA is 100% owned by Slinger Bag Inc., a Nevada corporation, of which Zehava Tepler is the majority shareholder.

The Unaudited Pro Forma Condensed Combined Balance Sheet is presented as of January 31, 2020, giving effect to the Contribution as if it occurred on January 31, 2020. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended January 31, 2020 and the year ended April 30, 2019 gives effect to the contribution as if it occurred on May 1, 2018, the beginning of the earliest period presented.

The Unaudited Pro Forma Condensed Combined Financial Statements have been derived from, and should be read in conjunction with, the following:

● The Slinger Bag Inc. financial statements and notes thereto as of and for the year ended April 30, 2019 included in the Annual Report on Form 10-K filed on August 6, 2019 with the SEC.

● The Slinger Bag Inc. unaudited condensed consolidated financial statements and notes thereto as of and for the three and nine months ended January 31, 2020 included in the Quarterly Report on Form 10-Q filed on March 12, 2020 with the SEC.

● The historical financial statements of Slinger Bag Ltd and notes thereto as of and for the period from October 15, 2018 (inception) through April 30, 2019, as well as the unaudited financial statements of Slinger Bag Ltd and notes thereto as of and for the nine months ended January 31, 2020 included in this Form 8-K.

The Unaudited Pro Forma Condensed Combined Financial Statements were prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The unaudited pro forma adjustments have been prepared in accordance with the business combination accounting guidance related to the reorganization of entities under common control using the assumptions set forth in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements. The detailed adjustments and underlying assumptions used to prepare the Unaudited Pro Forma Condensed Combined Financial Statements are contained in the notes hereto and should be reviewed in their entirety.

The historical financial statements have been adjusted to give pro forma effect to events that are (i) directly attributable to the Contribution, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for illustrative purposes only and are not necessarily indicative of what the operating results or financial position of the combined organization would have been had the Contribution occurred on the respective dates indicated above, nor are they indicative of the future results or financial position of the combined organization. The Unaudited Pro Forma Condensed Combined Financial Statements also do not give effect to the potential impact of current financial conditions, regulatory matters, any anticipated synergies, operating efficiencies or cost savings that may result from the Contribution or any integration costs.

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Slinger Bag Ltd

Unaudited Pro Forma Condensed Combined Balance Sheet

January 31, 2020

	Slinger		Pro Forma		Pro Forma
	Bag Inc.	SBL	Adjustments	Notes	Combined

Assets

Current assets
Cash	$13,711	$17,608	$-		$31,319
Due from related parties	297,246	-	(297,246)	[a]	-
Inventory	1,524,101	652,988	-		2,177,089
Prepaid expenses and other current assets	21,209	-	-		21,209
Total current assets	1,856,267	670,596	(297,246)		2,229,617

Property and equipment, net	-	-	-		-
Intangible assets, net	-	-	-		-
Total assets	$1,856,267	$670,596	$(297,246)		2,229,617

Liabilities and Stockholders’ Deficit

Current liabilities
Accounts payable and accrued expenses	$463,551	$233,762	$-		$697,313
Deferred revenue	-	861,819	-		861,819
Accrued interest - related parties	31,323	-	-		31,323
Notes payable - related party	1,900,000	-	-		1,900,000
Convertible note payable , net	81,967	1,232,007	-		1,313,974
Due to related party	-	297,246	(297,246)	[a]	-
Derivative liability	53,571	566,667	-		620,238
Total current liabilities	2,530,412	3,191,501	(297,246)		5,424,667

Commitments and contingencies

Stockholders’ deficit
Common stock, $0.001 par value	24,380	-	-		24,380
Additional paid-in capital	855,122	505,074	(837,313)	[a]	522,883
Due from affiliate	(837,313)	-	837,313	[a]	-
Accumulated other comprehensive income	-	3,959	-		3,959
Accumulated deficit	(716,334)	(3,029,938)	-		(3,746,272)
Total stockholders’ deficit	(674,145)	(2,520,905)	-		(3,195,050)
Total liabilities and stockholders’ deficit	$1,856,267	$670,596	$(297,246)		$2,229,617

See accompanying notes to unaudited proforma condensed combined financial statements

F-2

Slinger Bag Ltd

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended January 31, 2020

	For the Nine Months Ended January 31, 2020
	Slinger			Pro Forma		Pro Forma
	Bag Inc.	SBL		Adjustments	Notes	Combined

Net sales	$-		$-	$-		$-
Total revenues	-		-	-		-

Operating expenses:
Selling and marketing expenses	127,310		135,478	-		262,788
General and administrative expenses	275,036		701,195	-		976,231
Research and development expenses	-		149,600	-		149,600
Transaction costs	203,169		-	-		203,169
Total operating expenses	605,515		986,273	-		1,591,788

Loss from operations	(605,515)		(986,273)	-		(1,591,788)

Other expenses:
Amortization of debt discount	10,538		935,987	-		946,525
Interest expense - related party	64,273		-	-		64,273
Interest expense	2,917		140,000	-		142,917
Total other expense	77,728		1,075,987	-		1,153,715
Loss before income taxes	(683,243)		(2,062,260)	-		(2,745,503)
Provision for (benefit from) income taxes	-		-	-		-
Net loss	$(683,243)		$(2,062,260)	$-		$(2,745,503)

Net loss per share, basic and diluted	$(0.03)	$	NA			$(0.11)
Weighted average number of common
shares outstanding, basic and diluted	24,380,000		NA			24,380,000

See accompanying notes to unaudited proforma condensed combined financial statements

F-3

Slinger Bag Ltd

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended April 30, 2019

	For the Year Ended April 30, 2019
	Slinger			Pro Forma		Pro Forma
	Bag Inc.	SBL		Adjustments	Notes	Combined

Net sales	$-		$-	$-		$-
Total revenues	-		-	-		-

Operating expenses:
Selling and marketing expenses	-		234,225	-		234,225
General and administrative expenses	28,289		394,313	-		422,602
Research and development expenses	-		339,140	-		339,140
Total operating expenses	28,289		967,678	-		995,967

Loss from operations	(28,289)		(967,678)	-		(995,967)

Other expenses:
Amortization of debt discount	-		-	-		-
Interest expense - related party	-		-	-		-
Interest expense	-		-	-		-
Total other expense	-		-	-		-
Loss before income taxes	(28,289)		(967,678)	-		(995,967)
Provision for (benefit from) income taxes	-		-	-		-
Net loss	$(28,289)		$(967,678)	$-		$(995,967)

Net loss per share, basic and diluted	$(0.00)	$	NA			$(0.04)
Weighted average number of common
shares outstanding, basic and diluted	24,393,808		NA			24,393,808

See accompanying notes to unaudited condensed consolidated financial statements

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Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of presentation

On February 10, 2020, the owner of Slinger Bag Ltd (“SBL”), Zehava Teplar, contributed 100% of the equity interests of SBL to Slinger Bag Americas, Inc. (“SBA”), a Delaware corporation under common control, for no consideration (the “Contribution”). SBA is 100% owned by Slinger Bag Inc., a Nevada corporation, of which Zehava Tepler is the majority shareholder.

The Unaudited Pro Forma Condensed Combined Balance Sheet is presented as of January 31, 2020, giving effect to the Contribution as if it occurred on January 31, 2020. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended January 31, 2020 and the year ended April 30, 2019 gives effect to the contribution as if it occurred on May 1, 2018, the beginning of the earliest period presented.

The Unaudited Pro Forma Condensed Combined Financial Statements were prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The unaudited pro forma adjustments have been prepared in accordance with the business combination accounting guidance related to the reorganization of entities under common control using the assumptions set forth in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements. The detailed adjustments and underlying assumptions used to prepare the Unaudited Pro Forma Condensed Combined Financial Statements are contained in the notes hereto and should be reviewed in their entirety.

The historical financial statements have been adjusted to give pro forma effect to events that are (i) directly attributable to the Contribution, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for illustrative purposes only and are not necessarily indicative of what the operating results or financial position of the combined organization would have been had the Contribution occurred on the respective dates indicated above, nor are they indicative of the future results or financial position of the combined organization. The Unaudited Pro Forma Condensed Combined Financial Statements also do not give effect to the potential impact of current financial conditions, regulatory matters, any anticipated synergies, operating efficiencies or cost savings that may result from the Contribution or any integration costs.

2. Pro forma adjustments

The following pro forma adjustments reflected in the Unaudited Condensed Combined Financial Statements represent estimated values and amounts based on available information. The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change.

Pro forma adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of January 31, 2020:

[a] Adjustments reflects the elimination of intercompany balances and activity between SBL and Slinger Bag, Inc.

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